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                                                                    EXHIBIT 23.9



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the use of our report dated March 20, 1998, on the financial statements of Patterson Broadcasting, Inc. and subsidiaries (and to all references to our firm), included in or made part of this Registration Statement on Form S-1 (file No. 333-48819), Amendment No. 5.



                                             ARTHUR ANDERSEN LLP


Dallas, Texas

May 26, 1998